ACQUISITIONS OF CONSOLIDATED ENTITIES	6 Months Ended
Jun. 30, 2023
Disclosure of detailed information about business combination [abstract]
ACQUISITIONS OF CONSOLIDATED ENTITIES	ACQUISITIONS OF CONSOLIDATED ENTITIES
The following table summarizes the balance sheet impact as a result of business combinations that occurred in the six months ended June 30, 2023. No material changes were made to provisional allocations:

AS AT JUN. 30, 2023 (MILLIONS)	Private Equity	Renewable Power and Transition	Infrastructure and Other	Total
Cash and cash equivalents	$18	$10	$241	$269
Accounts receivable and other	10	28	833	871
Property, plant and equipment	255	125	120	500
Intangible assets	69	—	3,398	3,467
Goodwill	170	—	3,296	3,466
Total assets	522	163	7,888	8,573
Less:
Accounts payable and other	(39)	(18)	(841)	(898)
Non-recourse borrowings	(1)	(50)	(1,198)	(1,249)
Deferred income tax liabilities	(40)	—	(718)	(758)
	(80)	(68)	(2,757)	(2,905)
Net assets acquired	$442	$95	$5,131	$5,668

Consideration[1]	$442	$95	$5,131	$5,668
1.Total consideration, including amounts paid by non-controlling interests that participated in the acquisition as investors in Brookfield-sponsored private funds or as co-investors.
During the six months ended June 30, 2023, Brookfield acquired $8.6 billion of total assets and assumed $2.9 billion of total liabilities and non-controlling interests in equity through business combinations. Total consideration transferred for the business combinations was $5.7 billion. The valuations of the assets acquired are still under evaluation and as such the business combinations have been accounted for on a provisional basis.
Brookfield recorded $1.2 billion of revenue and $11 million of net income in the first six months of 2023 from the acquired operations as a result of the acquisitions made during the period. If the acquisitions had occurred at the beginning of the year, they would have contributed $1.2 billion and $20 million to total revenues and net income, respectively.
Infrastructure
On January 4, 2023, a subsidiary of the company, alongside institutional partners, completed the acquisition of HomeServe PLC (“HomeServe”), a residential infrastructure business operating in North America and Europe. The subsidiary has an effective 26% and 25% interest in HomeServe’s North American and European businesses, respectively. The total consideration paid for the business was $4.9 billion. Goodwill of $3.3 billion was recognized, which is not deductible for income tax purposes. Total revenues and net income that would have been recorded if the transaction had occurred at the beginning of the year are $1.2 billion and $6 million, respectively.
Private Equity
On January 31, 2023, a subsidiary of the company, alongside institutional partners, acquired a 100% interest in a provider of portable storage solutions through its modular building leasing services operations. The total consideration paid for the business was $419 million, funded with debt and equity. Goodwill of $166 million was recognized, which is not deductible for income tax purposes. Total revenues and net income that would have been recorded if the transaction had occurred at the beginning of the year are $64 million and $14 million, respectively.
Renewable Power and Transition
On March 3, 2023, a subsidiary of the company, alongside institutional partners, acquired a 100% interest in a 136 MW portfolio of operating wind assets in Brazil. The total consideration paid for the business was $95 million, funded with debt and equity. No goodwill was recognized. Total revenues and net loss that would have been recorded if the transaction had occurred at the beginning of the year are $4 million and $4 million, respectively.